UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 2008


                                AVRO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-141686              20-8387017
(State or Other Jurisdiction        (Commission File        (I.R.S. Employer
     of Incorporation)                   Number)          Identification Number)

                                  9 Church Lane
                              West Sussex, England
                                     RH103PT
                    (Address of principal executive offices)

                         Telephone: 011-44-77-68-511-988

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

APPOINTMENT OF  SECRETARY AND DIRECTOR, MR. DONNY FITZGERALD

On June 11, 2008, the Company appointed Mr. Donny Fitzgerald as a Director of the Company, effective as of equal date.

DONNY FITZGERALD, SECRETARY AND DIRECTOR OF THE COMPANY. Donny Fitzgerald was appointed as Director of the Company on June 11, 2008.

Mr. Donny Fitzgerald has worked in the Oil and Gas business as Manager of Fitzgerald Enterprises over the last 5 years. His expertise is in oil field supply and production within this industry.

RESIGNATION OF SECRETARY AND DIRECTOR, MS. MARILYN WOODRUFF

On June 11, 2007, Ms. Marilyn Woodruff resigned as Secretary and Director of the Company, effective as of equal date.

ITEM 8.01 OTHER EVENTS

CHANGE OF CORPORATE ADDRESS

From June 1, 2008 the company changed it's operations and corporate address from Calgary, Alberta to London, England. The new location and address is:

ADDRESS:
9 Church Lane
West Sussex England
RH103PT

TELEPHONE:
011-44-77-68-511-988

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTIONS.

Not applicable.

(D) EXHIBITS

Not applicable.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AVRO ENERGY INC.


DATE: JUNE 16, 2008                       By: /s/ Mike P. Kurtanjek
                                             -------------------------------
                                             MIKE P. KURTANJEK

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